Exhibit 10.37 EXECUTION VERSION PHYSICIANS REALTY L.P., as Issuer PHYSICIANS REALTY TRUST, as Parent Guarantor $15,000,000 4.03% Senior Notes, Series A, due January 7, 2023 $45,000,000 4.43% Senior Notes, Series B, due January 7, 2026 $45,000,000 4.57% Senior Notes, Series C, due January 7, 2028 $45,000,000 4.74% Senior Notes, Series D, due January 7, 2031 ___________________________________ SECOND AMENDMENT Dated as of November 19, 2018 to the NOTE PURCHASE AND GUARANTEE AGREEMENT Dated as of January 7, 2016 ___________________________________ 4825-9786-5587 v.5.docx 4277463

SECOND AMENDMENT TO THE NOTE PURCHASE AND GUARANTEE AGREEMENT THIS SECOND AMENDMENT, dated as of November 19, 2018 (the or this “Second Amendment”), to the Note Purchase and Guarantee Agreement, dated as of January 7, 2016, is among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Company”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent Guarantor” and, together with the Issuer, the “Obligors”) and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”). R E C I T A L S: A. The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement, dated as of January 7, 2016, as amended by the First Amendment dated as of August 11, 2016 (as amended, the “Note Purchase Agreement”), pursuant to which the Company heretofore issued (i) $15,000,000 aggregate principal amount of its 4.03% Senior Notes, Series A, due January 7, 2023 (the “Series A Notes”), (ii) $45,000,000 aggregate principal amount of its 4.43% Senior Notes, Series B, due January 7, 2026 (the “Series B Notes”), (iii) $45,000,000 aggregate principal amount of its 4.57% Senior Notes, Series C, due January 7, 2028 (the “Series C Notes”) and (iv) $45,000,000 aggregate principal amount of its 4.74% Senior Notes, Series D, due January 7, 2031 (the “Series D Notes”, collectively with the Series A Notes, the Series B Notes and the Series C Notes, the “Notes”). The Noteholders are the holders of greater than 50% of the outstanding principal amount of the Notes. B. The Obligors and the Noteholders now desire to further amend the Note Purchase Agreement in the respects, but only in the respects hereinafter set forth. C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require. D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed. NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows: SECTION 1. AMENDMENTS. Section 1.1. Clause (a) and (b) of Section 9.1 of the Note Purchase Agreement shall be and are hereby amended in their entirety to read as follows: (a) Quarterly Financial Statements for the Parent Guarantor and its Subsidiaries. As soon as available and in no -1-

Exhibit 10.37 event later than the earlier of (i) the date that is forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year (excluding the fourth Fiscal Quarter), or (ii) the date that is ten (10) days after the filing of Parent Guarantor’s Quarterly Report on Form 10-Q (“Form 10-Q”) with the SEC for such Fiscal Quarter, the consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto; (b) Audited Annual Financial Statements for the Parent Guarantor and its Subsidiaries. As soon as available and in no event later than the earlier of (x) the date that is ninety (90) days after the end of each Fiscal Year, or (y) the date that is ten (10) days after the filing of Parent Guarantor’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC for such Fiscal Year, (i) the consolidated and consolidating balance sheets of the Parent Guarantor and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail, together with a Financial Officer Certification with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by the Parent Guarantor, which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Parent Guarantor and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards); Section 1.2. Clause (c)(ii) of Section 9.1 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: -2-

Exhibit 10.37 ii. Together with each delivery of the financial statements pursuant to clauses (a) and (b) of Section 9.1, (A) a duly completed Borrowing Base Certificate, and (B) if requested by the Required Holders, quarterly operating statements (detailing current quarter and same period prior year, year to date, and trailing 12- month profit and loss summary), occupancy information, a rent roll (including rental rate and lease expiration detail) and other information required to calculate Net Operating Income for each of the then-existing Unencumbered Pool Properties; Section 1.3. Section 10.6(j) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (j) subject to the following limitations, Investments in the following asset classes: (i) Capital Stock, the issuer with respect to which is an Unconsolidated Affiliate, and mezzanine loans made to, or similar Investments in, any Person (other than an Affiliate of an Obligor) that owns, directly or indirectly, one or more Real Estate Assets that constitute Healthcare Facilities (“Class I”), (ii) Construction-In-Process (“Class II”), (iii) Unimproved Land (“Class III”), and (iv) Unencumbered Mortgage Receivables (“Class IV;” each of Class I, Class II, Class III and Class IV may be referred to herein individually as a “Class” and collectively as “Classes”): provided, Investments in each of the foregoing asset Classes shall be permitted hereunder only to the extent that the aggregate amount of all Investments in such Class (based on the GAAP book value of each such Investment at such time of determination) does not exceed the corresponding percentage of Total Asset Value for such Class set forth below: Class Investment Type Maximum Percentage I Unconsolidated Affiliates (including any Investments 20.0% in Unconsolidated Affiliates permitted under clause (b) above) and mezzanine loans and similar Investments II Construction-In-Process 20.0% III Unimproved Land 5.0% IV Unencumbered Mortgage Receivables 10.0% -3-

Exhibit 10.37 In addition to the foregoing limitations on permitted Investments under this clause (j), at no time shall the aggregate GAAP book value of the Investments in Classes I, II, III and IV above exceed twenty-five percent (25.0%) of Total Asset Value. Notwithstanding anything contained herein to the contrary, any failure of the Issuer to meet the foregoing Investment limitations shall not constitute an Event of Default hereunder, but shall result in the excess value of such Investment being excluded when calculating Gross Asset Value hereunder. Notwithstanding the foregoing, (x) in no event shall an Obligor make any Investment under this Section 10.6 which results in or facilitates in any manner any Restricted Payment not otherwise permitted under the terms of Section 10.4; and (y) in no event shall the Parent Guarantor be permitted to make any equity Investment in any Person other than the Issuer. Section 1.4. Section 10.8(i) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (i) Distribution Limitation. Each Obligor and each other Subsidiary shall be permitted to make Restricted Payments to the Issuer and the Issuer shall be permitted to make Restricted Payments to Parent Guarantor (and the Issuer may make any corresponding Restricted Payments to the holders (other than the Parent Guarantor) of common and preferred limited partnership units in the Issuer, based on such holders’ individual percentage ownership of Capital Stock in the Issuer or otherwise in accordance with the Issuer’s Organizational Documents); provided that if an Event of Default shall be in existence, such Restricted Payments shall be limited to the amount necessary, in each case to permit the Parent Guarantor to make Restricted Payments to the holders of the Capital Stock in the Parent Guarantor to the extent necessary to maintain Parent Guarantor’s status as a REIT or to enable the Parent Guarantor to avoid payment of any Tax for any calendar year that could be avoided by reason of a Restricted Payment by Parent Guarantor to the holders of its Capital Stock, with such Restricted Payments by the Parent Guarantor to be made as and when reasonably determined by Parent Guarantor, whether during or after the end of the relevant calendar year, and in all cases as set forth in a certification to the holders of the Notes from the chief financial officer, principal accounting officer, treasurer or controller of the Parent Guarantor; provided, further, that in no event shall the Consolidated Parties make any Restricted Payments to the holders of their Capital Stock (other than any Restricted Payments to such holders of Capital Stock which are also -4-

Exhibit 10.37 Obligors) if or to the extent that a Default or Event of Default then exists under Sections 11(a), (f) or (g) or would result from same or if the Obligations shall have been accelerated under Section 12.1 as a result of the occurrence of an Event of Default. Section 1.5. Section 10.13(d) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (d) except in connection with a repayment, refinancing or refunding permitted hereunder, make any voluntary prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than as set forth in Section 5.16, the Indebtedness under the Financing Agreements, intercompany Indebtedness permitted hereunder and Indebtedness permitted under Section 10.1(b), Section 10.1(c), Section 10.1(d) or Section 10.1(k)); provided, this Section 10.13(d) shall not prohibit the prepayment or payment at maturity by any Subsidiary of any Specified CMBS Indebtedness if, on or prior to the date of any such payment, (x) the Real Estate Asset subject to and securing such Specified CMBS Indebtedness is, or shall have been, proposed for inclusion in the Borrowing Base in accordance with Section 10.17, and (y) such Subsidiary becomes a Guarantor in accordance with Section 9.15. Section 1.6. Section 11(b) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (b) Default in Other Agreements. (i) Failure of an Obligor or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of (x) Recourse Indebtedness (other than Indebtedness referred to in Section 10.1(a)) in an aggregate principal amount of $25,000,000 or more, in each case beyond the grace or cure period, if any, provided therefor or (y) Non-Recourse Indebtedness in an aggregate principal amount of $25,000,000 or more, in each case beyond the grace or cure period, if any, provided therefor; or (ii) breach or default by an Obligor with respect to any other term of (1) one (1) or more items of Indebtedness in the aggregate principal amounts referred to in clauses (i)(x) or (i)(y) above, or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace or cure period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), -5-

Exhibit 10.37 to cause, that Indebtedness to become or be declared due and payable (or subject to a compulsory repurchase or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or Section 1.7. Clause (a) of the definition of “Change of Control” in Schedule B of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of thirty-five percent (35%) or more of the Capital Stock of the Parent Guarantor entitled to vote for members of the board of directors or equivalent governing body of the Parent Guarantor on a fully diluted basis; or Section 1.8. Clause (a) of the definition of “Material Credit Facility” in Schedule B of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows: (a) the Second Amended and Restated Credit Agreement, dated as of August 7, 2018, among the Issuer, the Parent Guarantor, KeyBank National Association, as administrative agent, KeyBanc Capital Markets, Inc., BMO Capital Markets and Citizens Bank, N.A., and the lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof (collectively, the “Existing Credit Facility”); Section 1.9. Each of the following definitions in Schedule B of the Note Purchase Agreement shall be and are hereby amended by deleting such definitions in their entirety and substituting the following definitions to read as follows: “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), chief financial officer, treasurer or assistant treasurer of such Person or its Controlling or parent entity and, solely for purposes of making the certifications required under Section 4.3(c), any secretary or assistant secretary. “Excluded Subsidiary” means (a) any Subsidiary of the Obligors (i) holding title to assets which are or are to become collateral for any Secured Indebtedness of such Subsidiary; (ii) -6-

Exhibit 10.37 which is prohibited from guarantying the Indebtedness of any other Person pursuant to (A) any document, instrument or agreement evidencing such Secured Indebtedness or (B) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness; and (iii) the liabilities for which none of the Guarantors (other than the Parent Guarantor), any of their respective Subsidiaries (other than another Excluded Subsidiary) has any contingent liability or is otherwise liable with respect to any of the Indebtedness of such Subsidiary, except for customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, bankruptcy, insolvency, receivership or other similar events and other similar exceptions from non-recourse liability, or (b) any Subsidiary which is not a Wholly-Owned Subsidiary and with respect to which the Parent Guarantor or the Issuer, as applicable, does not have sufficient voting power (and is unable, after good faith efforts to do so, to cause any necessary non-affiliated equity holders to agree) to cause such entity to become a “Guarantor” or, notwithstanding such voting power, the interests of such non-affiliated holders has material economic value in the reasonable judgment of the Issuer that would be impaired by such Subsidiary becoming a “Guarantor.” “Material Lease” means any Tenant Lease which, individually or when aggregated with all other leases at such Unencumbered Pool Property with the same Tenant or any Affiliate of such Tenant, demises 50% or more of such Unencumbered Pool Property’s gross leasable area. For purposes of determining whether a Tenant Lease which is a “pad” or “ground lease” is a Material Lease under the foregoing sentence, the gross leasable area of any building to be used by the Tenant shall be considered and not the surface land area to be leased pursuant to such Tenant Lease. “Net Operating Income” or “NOI” means, for any Real Estate Asset and for a given period, an amount equal to the sum of (a) the gross revenues for such Real Estate Asset for such fiscal period received in the ordinary course of business (excluding pre- paid rents and revenues and security deposits except to the extent applied in satisfaction of Tenants’ obligations for rent), minus (b) all operating expenses incurred with respect to such Real Estate Asset for such fiscal period (including an appropriate accrual for property taxes, insurance and other expenses not paid quarterly, but excluding debt service charges, income taxes, depreciation, -7-

Exhibit 10.37 amortization and other non-cash expenses), including, other than with respect to Real Estate Assets that are subject to absolute net leases, a management fee equal to the greater of four percent (4.0%) or actual, minus, without duplication of the foregoing, applicable rental payments made by the applicable Unencumbered Property Owner, including with respect to any Eligible Ground Lease relating to such Real Estate Asset. Section 1.10. The definitions of “FFO Distribution Allowance,” “Florida Equity Interests,” “Funds from Operations” and “Ziegler Florida 4” in Schedule B of the Note Purchase Agreement shall be and are hereby deleted in their entirety. Section 1.11. Exhibit 9.1(c)-1 (Form of Compliance Certificate) to the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “FFO Distribution Allowance” in paragraph 4 thereof. SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. Section 2.1. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Obligors jointly and severally represent and warrant to the Noteholders that: (a) this Second Amendment has been duly authorized, executed and delivered by each Obligor and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against such Obligor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally; (b) the Note Purchase Agreement, as amended by this Second Amendment, constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against such Obligor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally; (c) the execution, delivery and performance by each of the Obligors of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or such Obligor’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon such Obligor or (3) any provision of any material indenture, agreement or other instrument to which such Obligor is a party or by which its properties or assets are or may be bound, including, without limitation, under any Material Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time -8-

Exhibit 10.37 or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); (d) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; (e) no Subsidiaries or Affiliates of either Obligor are guarantors or are otherwise liable for or in respect of any Indebtedness under any Material Credit Facility or any notes issued thereunder; and (f) all the representations and warranties contained in Sections 5.1, 5.8, 5.24 and 5.25 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by each Obligor on and as of the date hereof. SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT. Section 3.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied: (a) executed counterparts of this Second Amendment, duly executed by each of the Obligors and the holders of greater than 50% of the outstanding principal of the Notes, shall have been delivered to the Noteholders; (b) the Obligors shall have provided to the Purchasers a true, correct and complete copy of the Existing Credit Facility, including all amendments thereto, that is in full force and effect as of the date hereof; (c) the representations and warranties of each of the Obligors set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and (d) the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Obligors, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment. Upon receipt of all of the foregoing, this Second Amendment shall become effective. SECTION 4. MISCELLANEOUS. Section 4.1. This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and confirmed and shall be and remain in full force and effect. Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but -9-

Exhibit 10.37 nevertheless all such references shall include this Second Amendment unless the context otherwise requires. Section 4.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof. Section 4.4. This Second Amendment shall be governed by and construed in accordance with New York law. * * * * * -10-

Exhibit 10.37 Section 4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. PHYSICIANS REALTY L.P., a Delaware limited partnership By: Physicians Realty Trust, as General Partner By /s/ John T. Thomas Name: John T. Thomas Title: President and Chief Executive Officer PHYSICIANS REALTY TRUST, a Maryland real estate investment trust By /s/ John T. Thomas Name: John T. Thomas Title: President and Chief Executive Officer -11-

Accepted and Agreed to on the date first written above: AMERICAN GENERAL LIFE INSURANCE COMPANY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AMERICAN HOME ASSURANCE COMPANY LEXINGTON INSURANCE COMPANY NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA By: AIG Asset Management (U.S.) LLC, Investment Adviser By: /s/ Bryan Eells Name: Bryan Eells Title: Vice President -12-